                                Exhibit (h)(5)

                              Amended Schedule A
                                    To the
                Fund Accounting and Related Services Agreement
                            Dated November 29, 2000
                                    Between
                    One Group Administrative Services, Inc.
                                      and
                           BISYS Fund Services, Inc.


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

                                  SCHEDULE A
                            TO THE FUND ACCOUNTING
                        AND RELATED SERVICES AGREEMENT
                                    BETWEEN
                    ONE GROUP ADMINISTRATIVE SERVICES, INC.
                                      AND
                        BISYS FUND SERVICES OHIO, INC.


Name of the Fund
----------------

Prime Money Market Fund
U.S. Treasury Securities Money Market Fund
Municipal Money Market Fund
Michigan Municipal Money Market Fund
Ohio Municipal Money Market Fund
Treasury Prime Money Market Fund
U.S. Government Securities Money Market Fund
Cash Management Money Market Fund
Treasury Cash Management Money Market Fund
Treasury Prime Cash Management Money Market Fund
U.S. Government Cash Management Money Market Fund
Municipal Cash Management Money Market Fund
Institutional Prime Money Market Fund
Treasury Only Money Market Fund
Government Money Market Fund
Tax Exempt Money Market Fund
Small Cap Growth Fund
Small Cap Value Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Diversified Mid Cap Fund
Large Cap Growth Fund
Large Cap Value Fund
Equity Income Fund
Diversified Equity Fund
Balanced Fund
Equity Index Fund
Market Expansion Index Fund
Technology Fund
International Equity Index Fund
Diversified International Fund
Real Estate Fund
Health Sciences Fund
Ultra Short-Term Bond Fund
Short-Term Bond Fund
Intermediate Bond Fund
Bond Fund
Income Bond Fund
Government Bond Fund
Treasury & Agency Fund
High Yield Bond Fund
Mortgage-Backed Securities Fund
Short-Term Municipal Bond Fund

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

Intermediate Tax-Free Bond Fund
Tax-Free Bond Fund
Municipal Income Fund
Arizona Municipal Bond Fund
Kentucky Municipal Bond Fund
Louisiana Municipal Bond Fund
Michigan Municipal Bond Fund
Ohio Municipal Bond Fund
West Virginia Municipal Bond Fund
Investor Growth Fund
Investor Growth and Income Fund
Investor Balanced Fund
Investor Conservative Growth Fund



One Group Administrative Services, Inc.         BISYS Fund Services Ohio, Inc.


By:  /s/  Robert L. Young                       By:  /s/  William J. Tomko
   ----------------------                          -----------------------

Date:  November 29, 2000                        Date:   November 19, 2000

     -------------------                             --------------------

                                      142